UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): February 6, 2008 (February 5, 2008)
FREMONT GENERAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

Nevada	001-08007	95-2815260

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2727 East Imperial Highway Brea, California	92821

(Address of Principal Executive Offices)	(Zip Code)
(Registrant’s Telephone Number, Including Area Code) (714) 961-5000
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
On February 5, 2008, Standard and Poor’s Ratings Services (“S&P”) issued a press release downgrading the long-term counterparty credit rating of Fremont General Corporation (the “Company”) to “CCC+” from “B-”. S&P also changed the Company’s rating to CreditWatch Negative from CreditWatch Developing. For additional information about S&P’s change in the Company’s ratings, see the copy of the S&P press release, which is attached to this Form 8-K as Exhibit 99.1 and is incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit
Number	Description
Exhibit 99.1	Press Release issued by S&P, dated February 5, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FREMONT GENERAL CORPORATION
Date: February 6, 2008
	By:	/s/ Stephen H. Gordon
		Name:	Stephen H. Gordon
		Title:	Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Description
Exhibit 99.1	Press Release issued by S&P, dated February 5, 2008